Exhibit 99.1

Saga Communications, Inc.

Reports 4th Quarter and Year End 2024 Results

Contact:

Samuel D. Bush

(313) 886-7070

Grosse Pointe Farms, MI – March 11, 2025 – Saga Communications, Inc. (Nasdaq - SGA) (the “Company,” “Saga,” “we,” or “our”) today reported that net revenue decreased 1.3% to $28.8 million for the quarter ended December 31, 2024 compared to $29.1 million for the same period last year.   Station operating expense increased 4.1% for the quarter to $24.3 million compared to the same period last year.  For the quarter, operating income was $984 thousand compared to $2.8 million for the same quarter last year and station operating income (a non-GAAP financial measure) decreased 17.2% to $5.9 million.  Capital expenditures were $600 thousand for the quarter compared to $1.0 million for the same period last year.  We had net income of $1.3 million for the quarter compared to net income of $2.5 million for the fourth quarter last year.  Diluted earnings per share were $0.20 in the fourth quarter of 2024.

On a same station basis for the quarter ended December 31, 2024 net revenue decreased 3.9% to $28.0 million and station operating expense increased 0.7% to $23.5 million. Operating income decreased 63.0% to $1.0 million.

Net revenue decreased 2.2% to $110.3 million for the twelve-month period ended December 31, 2024 compared to $112.8 million for the same period last year.   Station operating expense increased 4.5% for the twelve-month period to $94.3 million compared to the same period last year.  For the twelve-month period, operating income was $2.4 million compared to $11.5 million and station operating income (a non-GAAP financial measure) decreased 23.1% to $21.1 million.  Capital expenditures for the twelve-months were $3.8 million compared to $4.4 million for the same period last year.  Net income was $3.5 million for the twelve-month period compared to $9.5 million for the same period last year.  Diluted earnings per share were $0.55 in the twelve-months of 2024.

On a same station basis for the year ended December 31, 2024 net revenue decreased 3.7% to $108.6 million from last year and station operating expense increased 2.5% to $92.5 million. Operating income decreased 78.4% to $2.5 million.

The Company paid a quarterly dividend of $0.25 per share on December 13, 2024 and subsequent to the end of the year paid an additional quarterly dividend of $0.25 per share on March 7, 2025.  The aggregate amount of each quarterly dividend was approximately $1.6 million.  To date Saga has paid over $137 million in dividends to shareholders since the first special dividend was paid in 2012.  The Company intends to pay regular quarterly cash dividends in the future.

The Company’s balance sheet reflects $27.8 million in cash and short-term investments as of December 31, 2024 and $27.3 million as of March 10, 2025.  The Company expects to spend approximately $4.0 – $4.5 million for capital expenditures during 2025.

Saga’s 2024 Fourth Quarter and Year-End conference call will be held on Tuesday, March 11, 2025 at 11:00 a.m.  The dial-in number for the call is (973) 528-0008.  Enter conference code 424193.  A recording and transcript of the call will be posted to the Company’s website as soon as it is available after the call.

The Company requests that all parties that have a question that they would like to submit to the Company please email the inquiry by 10:00 a.m. on March 11, 2025 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing directions will be discussed during the call.

Saga utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance.  The attached Selected Supplemental Financial Data tables disclose “actual”, “same station”, and “proforma” financial information as well as the Company’s reconciliation of non-GAAP measures: GAAP operating income to station operating income, GAAP net income to trailing twelve-month consolidated EBITDA and actual operating results to same station operating results as well as other financial data.   The actual financial information reflects our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The same station financial information reflects only the results of operations for stations that we owned for the entire comparable period.  The proforma financial information assume all acquisitions in 2024 occurred as of January 1, 2023.  Such non-GAAP measures include same station financial information, pro forma financial information, station operating income, trailing 12-month consolidated EBITDA, and leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including, but not limited to, evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive-based compensation of executives and other members of management and as a measure of financial position.  Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value.  These measures are not measures of liquidity or of performance in accordance with GAAP and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Supplemental Financial Data tables.

This press release contains certain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based upon current expectations and involve certain risks and uncertainties.  Words such as “will,” “may,” “believes,” “intends,” “expects,” “anticipates,” “guidance,” and similar expressions are intended to identify forward-looking statements.  The material risks facing our business are described in the reports Saga periodically files with the U.S. Securities and Exchange Commission, including, in particular, Item 1A of our Annual Report on Form 10-K.  Readers should note that forward-looking statements may be impacted by several factors, including global, national, and local economic changes and changes in the radio broadcast industry in general as well as Saga’s actual performance.  Actual results may vary materially from those described herein and Saga undertakes no obligation to update any information contained herein that constitutes a forward-looking statement.

Saga is a media company whose business is devoted to acquiring, developing and operating broadcast properties with a focus on providing opportunities complimentary to our core radio business including digital, e-commerce, local on-line news services and non-traditional revenue initiatives. Saga owns or operates broadcast properties in 28 markets, including 82 FM and 31 AM radio stations and 79 metro signals. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

Saga Communications, Inc.

Selected Consolidated Financial Data

For the Three and Twelve Months Ended

December 31, 2024 and 2023

(amounts in 000’s except per share data)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2024	2023	2024	2023
Operating Results
Net operating revenue	$28,770	$29,145	$110,294	$112,773
Station operating expense	24,297	23,329	94,280	90,199
Corporate general and administrative	3,467	3,026	12,611	10,966
Other operating expense (income), net	22	(5)	1,048	120
Operating income	984	2,795	2,355	11,488
Interest expense	113	43	348	173
Interest income	(238)	(414)	(1,047)	(1,441)
Other income, net	(305)	—	(1,516)	(119)
Income before income tax expense	1,414	3,166	4,570	12,875
Income tax expense (benefit)
Current	510	970	1,225	2,990
Deferred	(365)	(305)	(115)	385
	145	665	1,110	3,375
Net income	$1,269	$2,501	$3,460	$9,500

Earnings per share:
Basic	$0.20	$0.40	$0.55	$1.55
Diluted	$0.20	$0.40	$0.55	$1.55

Weighted average common shares	6,089	6,030	6,075	6,045
Weighted average common and common equivalent shares	6,089	6,030	6,075	6,045

	December 31,
	2024	2023
Balance Sheet Data
Working capital	$30,528	$32,615
Net fixed assets	$51,907	$51,405
Net intangible assets and other assets	$122,732	$120,164
Total assets	$221,725	$232,213
Long-term debt	$5,000	$—
Stockholders' equity	$165,922	$170,549

Saga Communications, Inc.

Selected Consolidated Financial Data

For the Twelve Months Ended

December 31, 2024 and 2023

(amounts in 000’s except per share data)

(Unaudited)

	Years Ended December 31,
	2024	2023

	(In thousands)

Statement of Cash Flows
Cash flows from operating activities:
Net income	$3,460	$9,500
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,283	5,055
Deferred income tax (benefit) expense	(115)	385
Amortization of deferred costs	36	36
Compensation expense related to restricted stock awards	1,950	1,116
Loss on sale of assets, net	1,048	120
(Gain) on insurance claims	(383)	—
Other (gain), net	(1,133)	(119)
Barter (revenue) expense, net	89	50
Deferred and other compensation	(230)	(100)
Changes in assets and liabilities, net of business acquisition:
Decrease (increase) in receivables and prepaid expenses	2,246	(1,303)
Increase in accounts payable, accrued expenses, and other liabilities	1,521	639
Total adjustments	10,312	5,879
Net cash provided by operating activities	13,772	15,379
Cash flows from investing activities:
Purchase of short-term investments	(19,660)	(20,728)
Redemption of short-term investments	20,728	20,723
Acquisition of property and equipment (Capital Expenditures)	(3,767)	(4,356)
Acquisition of broadcast properties	(5,711)	—
Proceeds from sale and disposal of assets	203	1,747
Proceeds from redemption of investments and other	1,526	—
Other investing activities	(3)	117
Net cash used in investing activities	(6,684)	(2,497)
Cash flows from financing activities:
Proceeds from long-term debt	5,000	—
Cash dividends paid	(22,520)	(19,875)
Purchase of treasury shares	(290)	(227)
Net cash used in financing activities	(17,810)	(20,102)
Net decrease in cash and cash equivalents	(10,722)	(7,220)
Cash and cash equivalents, beginning of period	29,582	36,802
Cash and cash equivalents, end of period	$18,860	$29,582

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Three Months Ended

December 31, 2024 and 2023

(amounts in 000’s, except per share data)

(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2024	2023	2024	2023	2024	2023
Operating Results
Net operating revenue	$28,770	$29,145	$28,006	$29,145	$28,770	$30,060
Station operating expense	24,297	23,329	23,484	23,329	24,297	24,001
Corporate general and administrative	3,467	3,026	3,467	3,026	3,467	3,026
Other operating expense (income), net	22	(5)	22	(5)	22	(5)
Operating income	984	2,795	$1,033	$2,795	984	3,038
Interest expense	113	43			113	122
Interest income	(238)	(414)			(238)	(414)
Other income, net	(305)	—			(305)	—
Income before income tax expense	1,414	3,166			1,414	3,330
Income tax expense (benefit)
Current	510	970			510	990
Deferred	(365)	(305)			(365)	(302)
	145	665			145	688
Net income	$1,269	$2,501			$1,269	$2,642

Earnings per share:
Basic	$0.20	$0.40			$0.20	$0.43
Diluted	$0.20	$0.40			$0.20	$0.43

Weighted average common shares	6,089	6,030			6,089	6,030
Weighted average common and common equivalent shares	6,089	6,030			6,089	6,030

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2024	2023	2024	2023	2024	2023
Depreciation and amortization by segment
Radio Stations	$1,380	$1,255	$1,231	$1,254	$1,380	$1,315
Corporate	56	63	56	63	56	63
	$1,436	$1,318	$1,287	$1,317	$1,436	$1,378

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2024 occurred as of January 1, 2023.

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Twelve Months Ended

December 31, 2024 and 2023

(amounts in 000’s, except per share data)

(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2024	2023	2024	2023	2024	2023
Operating Results
Net operating revenue	$110,294	$112,773	$108,598	$112,773	$111,462	$116,033
Station operating expense	94,280	90,199	92,461	90,199	95,424	92,957
Corporate general and administrative	12,611	10,966	12,611	10,966	12,611	10,966
Other operating expense (income), net	1,048	120	1,046	120	1,048	120
Operating income	2,355	11,488	$2,480	$11,488	2,379	11,990
Interest expense	348	173			479	488
Interest income	(1,047)	(1,441)			(1,047)	(1,441)
Other income, net	(1,516)	(119)			(1,516)	(119)
Income before income tax expense	4,570	12,875			4,463	13,062
Income tax expense (benefit)
Current	1,225	2,990			1,200	3,015
Deferred	(115)	385			(119)	389
	1,110	3,375			1,081	3,404
Net income	$3,460	$9,500			$3,382	$9,658

Earnings per share:
Basic	$0.55	$1.55			$0.54	$1.57
Diluted	$0.55	$1.55			$0.54	$1.57

Weighted average common shares	6,075	6,045			6,075	6,045
Weighted average common and common equivalent shares	6,075	6,045			6,075	6,045

	Actual		Same Station (1)		Pro Forma (2)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2024	2023	2024	2023	2024	2023
Depreciation and amortization by segment
Radio Stations	$5,070	$4,854	$4,736	$4,854	$5,299	$5,326
Corporate	213	201	213	201	213	201
	$5,283	$5,055	$4,949	$5,055	$5,512	$5,527

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2024 occurred as of January 1, 2023.

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Three and Twelve Months Ended

December 31, 2024 and 2023

(amounts in 000’s)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2024	2023	2024		2023
Reconciliation of GAAP operating income to station operating income (a non-GAAP financial measure)
Operating income	$984	$2,795	$2,355		$11,488
Plus:
Corporate general and administrative	3,467	3,026	12,611		10,966
Other operating expense (income), net	22	(5)	1,048		120
Station depreciation and amortization	1,380	1,255	5,070		4,854
Station operating income	$5,853	$7,071	$21,084		$27,428

Other financial data
Depreciation and amortization:
Radio Stations	$1,380	$1,255	$5,070		$4,854
Corporate	$56	$63	$213		$201
Compensation expense related to restricted stock awards	$503	$373	$1,950	(1)	$1,116	(1)
Other operating expense, net (2)	$22	$(5)	$1,048		$120
Other income, net (2)	$(305)	$-	$(1,516)		$(119)
Deferred income tax expense (2)	$(365)	$(305)	$(115)		$385
Acquisition of property and equipment (Capital Expenditures)	$568	$959	$3,767	(1)	$4,356	(1)

(1)	As presented in the Statement of Cash Flows in the Selected Consolidated Financial Data tables
(2)	As presented in the Operating Results in the Selected Consolidated Financial Data tables

Saga Communications, Inc.

Selected Supplemental Financial Data

Years Ended December 31, 2024 and 2023

(amounts in 000's)

(Unaudited)

			Adjusted
	12 Months Ended	Add:	12 Months Ended	12 Months Ended
	December 31,	Pro Forma	December 31,	December 31,
	2024	Acquisitions (2)	2024	2023
Reconciliation of GAAP Net Income to trailing 12 Month Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") (a non-GAAP financial measure) (1)
Net income	$3,460	$(78)	$3,382	$9,500
Exclusions:
Gain (loss) on sale of assets, net	(1,048)	—	(1,048)	(120)
Other income, net	2,474	—	2,474	1,510
Total exclusions	1,426	—	1,426	1,390
Consolidated adjusted net income (1)	2,034	(78)	1,956	8,110
Plus:
Interest expense	348	131	479	173
Income tax expense (benefit)	1,110	(29)	1,081	3,375
Depreciation & amortization expense	5,283	229	5,512	5,055
Non-cash compensation	1,950	—	1,950	1,116
Trailing twelve month consolidated EBITDA (1)	$10,725	$253	$10,978	$17,829

Total long-term debt, including current maturities			$5,000	$—
Divided by trailing twelve month consolidated EBITDA (1)			10,978	17,829
Leverage ratio			0.46	—

(1)	As defined in the Company's credit facility.
(2)	Trailing Twelve Month Adjustment.

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Three and Twelve Months Ended

December 31, 2024 and 2023

(amounts in 000’s)

(Unaudited)

Reconciliation of Actual Information to Same Station Operating Income

		Adjustments			Adjustments
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2024	Period	2024	2023	Period	2023
Net operating revenue	$28,770	$(764)	$28,006	$29,145	$-	$29,145
Station operating expense	24,297	(813)	23,484	23,329	-	23,329
Corporate general and administrative	3,467	-	3,467	3,026	-	3,026
Other operating expense (income), net	22	-	22	(5)	-	(5)
Operating income	$984	$49	$1,033	$2,795	$-	$2,795

		Adjustments			Adjustments
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2024	Period	2024	2023	Period	2023
Net operating revenue	$110,294	$(1,696)	$108,598	$112,773	$-	$112,773
Station operating expense	94,280	(1,819)	92,461	90,199	-	90,199
Corporate general and administrative	12,611	-	12,611	10,966	-	10,966
Other operating expense (income), net	1,048	(2)	1,046	120	-	120
Operating income	$2,355	$125	$2,480	$11,488	$-	$11,488